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                                                                  Exhibit 10.12

                                  [LOGO]


                             November 19, 1998


Mr. Eric Di Benedetto
Convergence Partners
3000 Sand Hill Road
Building 2, Suite 235
Menlo Park, CA 94025-7116

     Re: SALARY CONTINUATION AND OPTION VESTING

Dear Eric:

          This will confirm our agreement that notwithstanding any provision in my offer letter dated June 27, 1997 to the contrary, if my employment is involuntarily terminated by the Company other than for "cause" (defined to include failure to follow the written directions of the Board, dishonesty, gross misconduct, fraud or conviction of a felony), or if I resign for "good reason" (defined to include demotion, salary reduction or relocation), I will receive salary continuation at my current rate of salary and continuation of my option or restricted stock vesting for a period of twelve months following such termination.

                                          Very truly yours,

                                          /s/ Charles W. Berger

                                          Charles W. Berger

AGREED AND ACCEPTED

IMGIS, INC.

By: /s/ Eric Di Benedetto
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Date: 2-25-99
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